NORTHERN MERCHANT SERVICES , INC.
                               SECURITY AGREEMENT

                                 August 31, 2004

To:      Laurus Master Fund, Ltd.
         c/o M&C  Corporate Services Limited
         P.O. Box 1234 GT
         Ugland House
         South Church Street
         Grand Cayman, Cayman Islands

Gentlemen:

     1. To secure the payment of all Obligations (as hereafter defined), we hereby grant to you a continuing security interest in all of the following property now owned or at any time hereafter acquired by us, or in which we now have or at any time in the future may acquire any right, title or interest (the "Collateral"): all cash, accounts, accounts receivable, deposit accounts (including, without limitation, (x) the Restricted Account (the "Restricted Account") maintained at North Fork Bank (Account Name: _________, Account
Number: __________) referred to in the Restricted Account Agreement), inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those currently in effect among our affiliates, but not own intellectual property), chattel paper, supporting obligations, investment property, letter-of-credit rights, trademarks and tradestyles in which we now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore. In the event we wish to finance the acquisition of any hereafter acquired equipment and have obtained a commitment from a financing source to finance such equipment from an unrelated third party, you agree to release your security interest on such hereafter acquired equipment so financed by such third party financing source.

     2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by us to you hereunder and under whether arising under, out of, or in connection with that certain Securities Purchase Agreement dated as of the date hereof by and between the undersigned and Laurus Master Fund, Ltd. ("Laurus") (the "Securities Purchase Agreement"), that certain Secured Convertible Term Note dated as of the date hereof made by in favor of Laurus (the "Term Note") the Warrant dated as of the date hereof made by the undersigned in favor of Laurus in connection with the Term Note (the "Term Note Warrant") that certain Registration Rights Agreement dated as of the date hereof by and between the undersigned and Laurus in connection with the Term Note (the "Term Note Registration Rights Agreement"), that certain Security Agreement dated as of the date hereof by and between the undersigned and Laurus (the "Security Agreement"), and any and all and all other documents entered into by Laurus, Pipeline, and/or a subsidiary of Pipeline in connection with the Term Note (the "Other Documents") (the Securities Purchase Agreement, the Term Note, the Term Note Warrant and the Term Note Registration Rights Agreement, the Security Agreement, and the Other Documents, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents").

     3. We hereby represent, warrant and covenant to you that:

     (a) we are a company validly existing, in good standing and formed under the laws of the State of Delaware and we will provide you thirty (30) days' prior written notice of any change in our state of formation;

     (b) our legal name is PIPELINE DATA INC., as set forth in our Certificate of Incorporation as amended through the date hereof;

     (c)  the legal name of each of our subsidiaries are:

          (i)  SecurePay.com,  Inc.; and

          (ii) Northern Merchant Services, Inc. Other than the entities listed above, we have no other subsidiaries.

     (d) we are the holders of the majority voting shares of the issued and outstanding shares of common stock of each of our subsidiaries listed above;

     (e) we are the lawful owner of the Collateral and have the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

     (f) we will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) any Encumbrance subordinate to the Obligations or (ii) to the extent said Encumbrance does not secure indebtedness in excess of $100,000 and such Encumbrance is removed or otherwise released within twenty (20) days of the creation thereof;

     (g) we will at our own cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in our business;

     (h) we will not without your prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for our ongoing needs, having an aggregate fair market value of not more than $25,000 and only to the extent that:

          (i) the proceeds of any such disposition are used to acquire replacement Collateral which is subject to your first priority security interest (subject to the $100,000 allowance set forth in paragraph (f) of this Section 3) or are used to repay Obligations or to pay general corporate expenses; or

          (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to you to be held as cash collateral for the Obligations;

     (i) we will insure the Collateral in your name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as you shall specify in amounts and under policies by insurers acceptable to you and all premiums thereon shall be paid by us and the policies delivered to you. If we fail to do so, you may procure such insurance and the cost thereof shall constitute Obligations;

     (j) we will at all reasonable times allow you or your representatives free access to and the right of inspection of the Collateral;

     (k) we hereby indemnify and save you harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that you may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Agreement or in the prosecution or defense of any action or proceeding either against you or us concerning any matter growing out of or in connection with this Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by your own gross negligence or willful misconduct.

     4. We shall be in default under this Agreement upon the happening of any of the following events or conditions, each such event or condition an "Event of Default:"

     (a) we shall fail to pay when due or punctually perform any of the Obligations and such failure shall continue for a period of three (3) days following any failure to make payment, or for a period of thirty
          (30) days following default for any other such failure;

     (b) any covenant, warranty, representation or statement made or furnished to you by us or on our behalf was false in any material respect when made or furnished;

     (c) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

          (i) such loss is covered by insurance proceeds which are used to replace the item or repay us; or

          (ii) said levy, seizure or attachment does not secure indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within twenty (20) days of the creation or the assertion thereof;

     (d) we shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of our property;

     (e) any proceedings under any bankruptcy or insolvency law shall be commenced by or against us and if commenced against us shall not be dismissed within ninety (90) days;

     (f) we shall repudiate, purport to revoke or fail to perform any of our obligations under the Note (after passage of applicable cure period, if any); or

     (g) an Event of Default shall have occurred under and as defined in the Note.

     5. Upon the occurrence of any Event of Default and at any time thereafter, you may declare all Obligations immediately due and payable and you shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, you will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as you may desire. Upon your request, we shall assemble the Collateral and make it available to you at a place designated by you. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten
(10) days before such disposition, postage prepaid, addressed to us either at our address shown herein or at any address appearing on your records for us. All notices shall be sent though a nationally reputable overnight courier to arrive the next day. Any proceeds of any disposition of any of the Collateral shall be applied by you to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by you toward the payment of the Obligations in such order of application as you may elect, and we shall be liable for any deficiency. For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, Laurus shall have the immediate right to withdraw any and all monies contained in the Restricted Account or any other deposit accounts in the name of the Assignor and controlled by Laurus and apply same to the repayment of the Obligations (in such order of application as Laurus may elect).

     6. If we default in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on our part to be performed or fulfilled under or pursuant to this Agreement, you may, at your option without waiving your right to enforce this Agreement according to its terms, immediately or at any time thereafter and without notice to us, perform or fulfill the same or cause the performance or fulfillment of the same for our account and at our sole cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law or, at your option, debited by you from the Collateral (including, without limitation, the Restricted Account).

     7. We appoint you, any of your officers, employees or any other person or entity whom you may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by us or on our behalf; to file financing statements against us covering the Collateral; to sign our name on public records; and to do all other things you deem necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct. This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

     8. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by you and then only to the extent therein set forth, and no waiver by you of any default shall operate as a waiver of any other default or of the same default on a future occasion. Your books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. You shall have the right to enforce any one or more of the remedies available to you, successively, alternately or concurrently. We agree to join with you in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to you and in executing such other documents or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the Collateral.

     9. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to you hereunder shall inure to the benefit of your successors and assigns. The term "you" as herein used shall include your company, any parent of your company, any of your subsidiaries and any co-subsidiaries of your parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of each of us and them. You and we hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby and we agree not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York and (c) waive any objection you or we may have as to the bringing or maintaining of such action with any such court.

     10. All notices from you to us shall be sufficiently given if mailed or delivered to us at our address set forth below.

                                Very truly yours,
                                NORTHERN MERCHANT SERVICES , INC.

                                By:
                                      ------------------------------------------
                                      ------------------------------------------
                                Name:
                                      ------------------------------------------
                                      ------------------------------------------
ACKNOWLEDGED:                   Title:
                                      ------------------------------------------

LAURUS MASTER FUND, LTD.        Address:       12 West Main Street,
                                               Brasher Falls, New York 13613
By: _________________________                  Attn:     Donald Gruneisen,
       Name:                                             Chief Financial Officer
       Title:                                  Facsimile: (315) 389-5363

                                With copy to:  Sheila Corvino, Esq.
                                               811 Dorset West Road
                                               Dorset , Vermont 05251
                                               Facsimile: (802) 867-2468